Exhibit 99.1

EXTENDED STAY AMERICA PROVIDES GUIDANCE UPDATE

CHARLOTTE, N.C. – March 12, 2020 (GlobeNewswire) — Extended Stay America, Inc. and ESH Hospitality, Inc. (together, the “Company”) (NASDAQ:STAY) today updated its first quarter 2020 guidance and withdrew its previously issued full-year 2020 guidance in light of the ongoing impact of reduced travel demand as a result of the global coronavirus (COVID-19) outbreak.

Extended Stay America’s President and Chief Executive Officer, Bruce Haase, commented, “Given the uncertainty around COVID-19, we believe withdrawing our full-year guidance is the prudent thing to do.”

Mr. Haase continued, “While we are not immune to shocks in aggregate demand, we believe our low cost operating model, our strong balance sheet, and our focus on longer term extended stay guests differentiates us from the broader transient lodging industry.”

For the first quarter of 2020, the Company now expects that RevPAR growth and Adjusted EBITDA will likely be modestly below the low end of our February 26, 2020 guidance range. Our quarter to date Comparable system-wide RevPAR rate is approximately +1.3% as of this morning. Additionally, the Company’s Comparable system-wide RevPAR last week outperformed the US lodging industry by approximately 8%, highlighting the resilience of our model, our suburban locations, our limited in-bound international travel and our ability to attract guests that are not related to the broader hotel industry.

The Company expects capital expenditures in 2020 to be somewhat lower than our February guidance. Additionally, the Company is taking measures to reduce operating expenses prudently while continuing to provide excellent service to our guests. The Company will also attempt to take measures to increase 30 night stay or longer guests while business travel is curtailed across the country. Out of an abundance of caution and in an effort to ensure our cash position remains strong, the Company intends to fully draw its $400 million in revolver capacity.

With the situation remaining fluid, the Company has stress tested our balance sheet and operating model with RevPAR growth at significantly worse RevPAR than the Company has seen in recent weeks lasting into 2021 and we believe the Company has ample liquidity at this time. The Company has no debt maturities until May of 2025 and more than $350 million in cash on our balance sheet at the end of February 2020, not including the $400 million in revolver capacity. The Company’s revolvers have a maturity date of September 2024.

Forward Looking Statements

This release contains forward-looking statements within the meaning of the federal securities laws. These statements include, but are not limited to, statements related to our expectations regarding our business performance, business strategies, financial results, liquidity and capital resources, capital expenditures, capital returns, distribution policy and other non-historical statements, including the statements about our 2020 Outlook in this release. Forward looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results or performance to differ from those projected in the forward-looking statements, possibly materially. Furthermore, statements contained in this release relating to the recent COVID-19 outbreak, the impact of which on our business performance and financial results remains inherently uncertain, are forward-looking statements. For a description of other factors that may cause the Company’s actual results or performance to differ from projected results or performance implied by forward-looking statements, please review the information under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” included in the Company’s combined annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 26, 2020 and other documents of the Company on file with or furnished to the SEC. Any forward-looking statements made in this release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, will have the expected consequences to, or effects on, the Company, its business or operations. Except as required by law, the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. We caution you that actual results may differ materially from what is expressed, implied or forecasted by the Company’s forward-looking statements.

About Extended Stay America

Extended Stay America® is the leading brand in the mid-priced extended stay segment in the U.S. with 631 hotels. ESH Hospitality, Inc. (“ESH”), a subsidiary of Extended Stay America, Inc. (“ESA”), is the largest lodging REIT in North America by unit and room count, with 557 hotels and approximately 61,900 rooms in the U.S. ESA also manages or franchises an additional 74 Extended Stay America® hotels. Visit www.esa.com for more information.

Contacts

Investors or Media:

Rob Ballew

(980) 345-1546

investorrelations@esa.com

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